STANDARD FORM COMMERCIAL LEASE

     1 & 2. PARTIES AND PREMISES. Sally A. Starr and Lisa A. Brown as Trustees of D Street 451 Real Estate Trust for the Benefit of D Street 451 Limited Partnership under declaration of trust dated November 1, 1983 and recorded with the Suffolk County Registry of Deeds, Book 10616, page 100 as amended, with a principal place of business at 39 Brighton Avenue, Allston, Massachusetts 02134, as such trust is the owner of the within-described Building, hereinafter called the LESSOR, which expression shall include its successors and assigns where the context so admits, does hereby lease to Master Motion Picture Co., Inc., a Massachusetts corporation with a principal place of business at 451 D Street, Boston, Massachusetts 02210, hereinafter called the LESSEE, which expression shall include its successors and assigns where the context so admits, and the LESSEE hereby leases the following-described premises (the "Premises"):

     Approximately 37,569 square feet of rentable space having an address of 451 D Street, Boston, Massachusetts 02210 located on the seventh (7th) floor of the building (the "Building") comprised of approximately 24,842 square feet in the front portion of the Building on the D street side and 12,727 square feet in the rear portion of the Building on the E street side, situated at and numbered 451 D Street, Boston, Massachusetts 02210 together with the right to use in common, with others entitled thereto, the hallways, stairways and elevators, necessary for access to said Premises, and lavatories nearest thereto, all as set forth in schematic identifying the boundaries of the Premises attached hereto and labeled Exhibit A.

     As appurtenant to the Premises and subject to all of the terms and conditions governing the letting of the Premises, the LESSEE shall have the right to use approximately 100 square feet on the sixth (6th) floor as designated on Exhibit B solely for the purpose of locating LESSEE'S silver recovery tank, which tank is utilized for LESSEE'S business.

     3A. TERM. The term of this lease shall be for seven (7) years and two (2) months commencing on November 1, 1991 ("Commencement Date") and ending on December 31, 1998 ("Expiration Date") ("Original Term"). LESSOR shall deliver to LESSEE and LESSEE shall accept the Premises in its as-is condition. If LESSOR fails to deliver possession of the Premise at the Commencement Date, the LESSOR shall not be liable for any damages caused thereby, nor shall this lease be void or voidable, but the Commencement Date shall be extended and no rent shall be due until LESSOR delivers possession. Provided, however, that notwithstanding the fact that the Commencement Date has been so extended, the Expiration Date shall remain the same and all the other terms and conditions of this lease, including, without limitation, all dates and time periods contained herein, shall also remain as stated herein. If this lease is extended or renewed, all references to "term" herein shall refer to the extension or renewal term unless specifically designated otherwise.

     Not later than two weeks from the execution of the lease by LESSEE, LESSEE shall deliver that portion of the Building occupied by LESSEE on the first floor consisting of



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approximately  2,100  square feet located on the D Street and Inman Street Sides of the Building free of all property of LESSEE and in a broom clean condition.

     3B. OPTION TO EXTEND. In accordance with the provisions of Addendum #3, LESSEE shall have the option to extend the lease for an additional five years at the expiration of the Original Term.

     4. RENT. The LESSEE shall pay to the LESSOR a base rent ("Base Rent") at the annual rate as set forth below payable monthly in advance. Rent shall be payable to 451 D Street Realty and forwarded to LESSOR at the address above.

A. Base Rental Rate: Original Term Rate: Front Space = 24,842 s.f.

LEASE YEAR                                 YEARLY                       MONTHLY
----------                                 ------                       -------
Year One          $6.00 p.s.f.          $149,052.00                  $12,421.00
Year Two          $6.50 p.s.f.          $161,473.00                  $13,456.08
Year Three        $7.00 p.s.f.          $173,894.00                  $14,491.17
Year Four         $7.50 p.s.f.          $186,315.00                  $15,526.25
Year Five         $7.50 p.s.f.          $186,315.00                  $15,526.25
Year Six          $7.75 p.s.f.          $192,525.50                  $16,043.79
Year Seven        $8.00 p.s.f.          $198,736.00                  $16,561.33
Year Eight        $8.00 p.s.f.          $198,736.00                  $16,561.33

B. Base Rental Rate: Original Term Rate: Rear Space = 12,727 s.f.

LEASE YEAR                                YEARLY                       MONTHLY
----------                                ------                       -------
Year One          $3.00 p.s.f.          $38,181.00                   $3,181.75
Year Two          $3.25 p.s.f.          $41,362.75                   $3,446.90
Year Three        $3.50 p.s.f.          $44,544.50                   $3,712.04
Year Four         $3.75 p.s.f.          $47,726.25                   $3,977.19
Year Five         $4.00 p.s.f.          $50,908.00                   $4,242.33
Year Six          $4.25 p.s.f           $54,089.75                   $4,507.48
Year Seven        $4.50 p.s.f.          $57,271.50                   $4,772.63
Year Eight        $4.50 p.s.f.          $57,271.50                   $4,772.63


LEASE YEAR                               TOTAL YEARLY RENT
----------                               -----------------
Year One                                   $187,233.00
Year Two                                   $202,835.75
Year Three                                 $218,438.50
Year Four                                  $234,041.25



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


Year Five                                  $237,223.00
Year Six                                   $246,615.25
Year Seven                                 $256,007.50
Year Eight                                 $256,007.50


     Any payment of rent or any other monetary sum due hereunder from LESSEE to LESSOR which is more than five (5) days late shall bear interest at the rate of one and one-half percent (1-1/2%) per month.

     Lease Year shall be referred to as the twelve-month period commencing November 1, and ending October 31, and each anniversary thereof, except that in Lease Year Eight, Lease Year shall be deemed to include the period from November 1, 1997 through December 31, 1998 and LESSEE shall pay the monthly rate specified therein for each of the fourteen months.

     Notwithstanding the foregoing to the contrary, LESSEE shall be entitled to a rent-free period for Base Rent only for the rear space only for the months of November and December, 1991 and provided that the LESSEE has not been in default prior thereto, LESSEE shall be entitled to a rent-free period for Base Rent only for the front space only for the month of July 1992.

     5. SECURITY DEPOSIT. Upon the execution of this lease as further security for LESSEE'S obligations under this lease, LESSEE shall deliver to the LESSOR Fifteen Thousand Six Hundred Two Dollars ($15,602.00) ("Deposit"). This Deposit shall be held by LESSOR as security for payment of all rent and other sums of money payable for the term and for the faithful performance by LESSEE of all other covenants and agreements; provided, however, that the LESSEE shall have no right to require LESSOR to indemnify itself from this Deposit for any particular violation or default of LESSEE, the use of this Deposit to indemnify LESSOR being within LESSOR'S sole discretion. If all or any part of the Deposit is applied to an obligation of LESSEE hereunder, LESSEE shall immediately upon request by LESSOR restore said Deposit to its original amount. No interest shall be payable to LESSEE on account of this Deposit and LESSOR may commingle the funds from this Deposit with other of its funds. Provided that LESSOR gives LESSEE notice of the name of such grantee or transferee upon any conveyance by LESSOR of its interest under this lease, the Deposit may be delivered by LESSOR to LESSOR'S grantee or transferee. Upon any such delivery, LESSEE hereby releases LESSOR of any and all liability with respect to the Deposit, its application and return, and LESSEE agrees to look solely to such grantee or transferee.

     LESSOR may draw upon the full or any partial amount of the Deposit in the event LESSEE is in default (beyond any applicable notice and cure period) of its obligations during the period prior or subsequent to the Commencement Date; or is otherwise in default (after any applicable notice and cure periods) under the lease.

     Provided that LESSEE is not in monetary default after notice and any applicable cure period, and is not otherwise in default (after applicable notice and cure periods) under the lease, and further provided LESSEE has paid its rent monthly in a timely manner during such period such that LESSOR has not sent out in the immediately preceding twelve (12) month period more than one notice of non payment of rent pursuant to this lease, LESSOR at the end of the period represented by fourteen full months from the execution of the lease by LESSOR and LESSEE shall return said Deposit to LESSEE. In the event LESSEE so defaults and after applicable notice and cure periods LESSOR draws upon the Deposit and receives the proceeds thereof, in any subsequent legal action related to said default by LESSOR against LESSEE for LESSOR'S damages allowable hereunder, LESSEE shall be entitled to and shall receive a credit in the amount paid under the Deposit in assessing or adjudicating the full amount of damages due from LESSEE to LESSOR.

This Deposit, or any part thereof, not previously applied or returned by LESSOR, shall be returned to LESSEE only after the Expiration Date or the date on which any renewal or extension term expires, and only after LESSEE has fully vacated the Premises, notwithstanding that this lease has been terminated by LESSOR; it being the intention of the parties that this deposit shall secure LESSOR not only as to default by LESSEE before such termination, but also to secure LESSOR thereafter from any deficiency of rent or other charges payable to LESSOR by LESSEE.

     6. RENT ADJUSTMENT.

     A. TAX ESCALATION. If in any tax year commencing with the fiscal year 1993, the real estate taxes on the land and buildings, of which the Premises are a part, are in excess of the amount of the real estate taxes thereon for the fiscal year 1992 (hereinafter call the "Base Year"), LESSEE will pay to LESSOR as additional rent hereunder, within seven (7) days of notice in writing by LESSOR, 8.5306% percent "LESSEE'S Share") of such excess that may occur in each year of the term of this lease or any extension or renewal thereof and proportionately for any part of a fiscal year. If the LESSOR obtains an abatement of any such excess real estate, tax, a proportionate share of such abatement, less the reasonable fees and costs incurred in obtaining the same, if any, shall be refunded to the LESSEE.

     B. ADDITIONAL RENT ON ACCOUNT OF CONSUMER PRICE INDEX ADJUSTMENT. For purposes of this Article, "Adjustment Date" means November; "CPI" means the Consumer Price Index of the United States Bureau of Labor Statistics (Urban Wage Earners and Clerical Workers, U.S. City Average, all items) (on the 1982-84 equals 100 Standard); "Base-Month CPI" means the CPI published in September, 1991.

     Beginning November, 1992 and on each Adjustment Date thereafter for the remainder of the term, the "Base Rent" for the forthcoming lease year shall be increased by fifty percent (50%) of the percentage that the CPI published for the September prior to the respective November has increased from the CPI published for September 1, 1991 and LESSEE shall pay to LESSOR the increase as additional rent in the same manner in which Base Rent is payable. Provided, however, that in no event shall the rent for any year be less than the rent for the preceding year.

     If the publication of the CPI is transferred to any other governmental department or is discontinued, the LESSOR and LESSEE shall by agreement fix an alternative index or method to compute such rent adjustment, but if they cannot agree the matter shall be settled by arbitration in accordance with the rules of the American Arbitration Association.

     C. ADDITIONAL RENT ON ACCOUNT OF TRASH REMOVAL. LESSOR shall remove for LESSEE trash commonly associated with typical office usage which shall include nonhazardous photographic paper as produced in LESSEE'S normal course of business and LESSEE shall deposit the same in the manner prescribed by LESSOR. LESSEE shall pay to lessor monthly, as billed by LESSOR, LESSEE'S share (as defined in Article 6A) of the cost and expenditure for removal of trash incurred by LESSOR which amount payable by LESSEE shall not exceed $235.00 per month; provided, however, failure to bill LESSEE in accordance with the provisions hereof shall not be deemed a waiver of LESSOR'S right to recover monies due hereunder. LESSEE shall dispose of only refuse and rubbish commonly associated with a typical office use and shall not dispose of nor shall LESSEE deposit any trash or refuse which shall be hazardous in nature, the disposal of which shall be the responsibility of LESSEE. In addition, LESSEE shall be responsible for removal from the Premises of bulky materials including pallets, frames and cartons used in the course of LESSEE'S business.

     D. LESSEE shall pay to LESSOR as additional rent as further consideration hereof the sum of $80,000.00 payable in accordance with the following schedule in the same manner in which Base Rent is payable:

     1)   Upon execution of lease by LESSEE: $20,000.00;

     2) Commencing sixty days from said execution date, LESSEE shall pay the sum of $5,000.00 and thereafter in each succeeding month, LESSEE shall pay to LESSOR $5,000.00 each month until the balance of $60,000.00 is payable to lessor by LESSEE.

     7. ACCESS/UTILITIES. LESSEE shall be entitled to access the building of which the premises are a part, twenty-four (24) hours per day, seven (7) days a week. LESSOR shall provide to LESSEE reasonable heat and shall provide to LESSEE the water source elements necessary to furnish air-conditioning during the appropriate seasons (except to the extent that the same are separately metered). "Heating season" shall mean October first through May thirty-first, inclusive; "Air-conditioning season" shall mean June first through September thirtieth, inclusive. LESSEE shall be provided heat during business hours, 7 AM to 7 PM at temperatures typical of those in office buildings throughout the greater Boston area.

     LESSEE shall pay for its use of all utilities that are furnished to the Premises and are separately metered, as they become due and payable. In the event water and sewerage are not separately metered, LESSEE shall pay on a quarterly basis for its use of water and sewer usage as submetered within thirty
(30) days of receipt of a statement from LESSOR. If LESSOR, in its reasonable discretion chooses to install a separate water and sewer meter on the Premises at LESSOR'S expense, LESSEE shall be required to pay the cost of the use of the utilities measured by such a meter directly. The LESSOR agrees to provide reasonably hot and cold water to the bathroom(s) and cold water to the drinking fountain(s), if any, only, and not to any other location(s).

     The LESSOR also agrees to furnish reasonable heat (except to the extent that the same are furnished through separately metered utilities or separate fuel tanks as set forth above) to lavatories during the heating season of each year, to furnish elevator service and to light passageways and stairways, all subject to interruption due to any accident, to the making of repairs, alterations or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service or supplies from the sources from which they are usually obtained for said building, or to any cause beyond the LESSOR'S control.

     Notwithstanding any contrary provision of this lease, so long as Les Brewer shall retain majority ownership of LESSEE, in the event (i) LESSOR fails to perform any act or provide any service required hereunder and such failure materially interferes with LESSEE'S use of the Premises or LESSOR undertakes activities which interfere with LESSEE'S normal activities and such failure or interference occurs for reasons other than events that are beyond LESSOR'S reasonable control, and (ii) such interference continues after notice from LESSEE to LESSOR more than twenty (20) days, rent and additional rent payable under Section 4 and 6A and 6B hereof shall be equitably abated for the period from the day of the commencement of such interference to the date on which such interference no longer exists. In the event Les Brewer shall fail to retain the percentage of ownership required herein, this proviso shall have no effect, and LESSOR shall not be bound to the provisions hereof.

     LESSOR shall have no obligation to provide utilities or equipment other than the utilities and equipment within the Premises as of the Commencement Date of this lease. In the event LESSEE requires additional utilities or equipment, the installation and maintenance thereof shall be the LESSEE'S sole obligation, provided that such installation shall be subject to the written consent of the LESSOR.

     8. USE OF LEASED PREMISES. The LESSEE shall use the Premises only for the purpose of conducting a commercial photographic design and production operation and office use incidental to the primary purpose but for no other purpose.

     LESSOR MAKES NO WARRANTIES OR REPRESENTATIONS THAT THE PREMISES ARE FIT FOR A PARTICULAR USE OR PURPOSE, INCLUDING WITHOUT LIMITATION THE USE AS SPECIFIED HEREIN, EXCEPT AS OTHERWISE REQUIRED BY LAW.

     LESSEE shall be responsible for obtaining and maintaining any and all governmental permits and licenses for the use and operation of LESSEE'S business at the Premises. LESSEE acknowledges that LESSEE shall be solely responsible for compliance with all laws, orders, statutes, codes, rules and regulations of any governing federal, state, county and local authority, including, but not limited to, all state and local codes and fire marshall regulations, related to the specific use of the Premises by LESSEE ("Authorizations"). The presence, handling, storage and usage of any flammable and/or hazardous materials shall be subject to compliance with said Authorizations, and compliance therewith shall be LESSEE'S sole responsibility. Further, LESSEE shall comply with any and all requirements reasonably issued by any insurer of LESSOR with respect to the methods of storage and the usage of said materials on the Premises.

     9. COMPLIANCE WITH LAWS. The LESSEE acknowledges that no trade or occupation shall be conducted in the Premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the Premises are situated, or which tend to degrade the economic status of the building.

     10. FIRE INSURANCE. The LESSEE shall not permit any use of the Premises which will make voidable any insurance on the property of which the Premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall on demand reimburse the LESSOR, and all other tenants, all extra insurance premiums caused by the LESSEE'S use of the Premises.

     11. MAINTENANCE.

     A. LESSEE'S OBLIGATIONS. The LESSEE agrees to maintain the premises in good condition, damage by fire and other casualty only excepted, to replace plate glass and other glass therein, acknowledging that the Premises are now in good order and the glass whole. The LESSEE shall not permit the Premises to be overloaded, damaged, stripped or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the Premises. LESSEE shall be responsible for the maintenance, repair and replacement of all electrical, plumbing, heating, air conditioning, ventilation and other mechanical installations serving only the Premises which shall include diffusers, ductwork, steam valves and related equipment servicing the Premises.

     LESSEE shall dispose of all trash, rubbish and refuse from the Premises in a timely manner and shall not allow for an unreasonable accumulation of said trash, rubbish or refuse inside the Premises. LESSEE shall dispose of said trash, rubbish or refuse in a manner and at the location designated from time to time by LESSOR.

     B. LESSOR'S OBLIGATIONS. The LESSOR agrees to maintain the structure of the building of which the Premises are a part in the same condition as it is on the Commencement Date or as it may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, unless such maintenance is required because of the conduct of LESSEE or those for whose conduct the LESSEE is legally responsible. LESSOR shall be responsible only for maintaining the Building's mechanical and electrical systems which serve more than one leased premises.

     12. ALTERATIONS - ADDITIONS.

     A. The LESSEE shall not make structural alterations or additions to the Premises, but may make nonstructural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE'S expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein; except for the front counter installed at the D Street side of the Building in the front foyer adjacent to the elevator, which counter may be removed by LESSEE.

     B. Installation of Equipment and Floor Capacity -- LESSEE shall not place any load upon any floor of the Premises which exceeds the floor load capacity (calculated on a square foot basis) and which is allowed by law. LESSEE will not move any safe, heavy machinery, heavy equipment, freight, bulky matter or fixtures into or out of the Building without LESSOR'S prior written consent, which consent shall not be unreasonably withheld or delayed. The moving and installation of such machines and equipment shall be at the sole risk and hazard of the LESSEE.

     C. Trade Fixtures and Equipment -- Any trade fixtures or equipment installed in or attached to the Premises and all other property of LESSEE which was personal property prior to its installation shall remain the property of LESSEE, and LESSEE shall, except as otherwise provided herein or by agreement of the parties, have the right to remove its trade fixtures, equipment and property which it may have installed in or attached to the Premises, during the term, or within five days thereafter or within a reasonable time after any accelerated termination thereof; LESSEE must promptly repair in a workmanlike manner any damage resulting from such removal, must plug or close in an approved manner any connection to sources of gas, air, water, electricity or heat or to cooling ducts and will take all reasonable precautions necessary relative to the subject repair to leave the Premises undefaced.

     13. ASSIGNMENT - SUBLEASING. LESSEE shall not assign, sublet, underlet, mortgage, pledge or encumber (collectively referred to as "Transfer") this lease without LESSOR'S prior written consent, which consent shall not be unreasonably withheld or delayed. LESSOR'S refusal to consent to a Transfer for any use or purpose other than as specifically stated in Paragraph 8 herein shall not be deemed to be an unreasonable withholding of consent.

     In the event the LESSEE desires to Transfer this lease to a proposed new lessee to whom LESSOR is required to give its reasonable consent pursuant to the foregoing paragraph, LESSOR shall have the option of either:

     (1) allowing LESSEE to transfer this lease, in which case LESSEE shall remain primarily liable upon all the terms, conditions and covenants hereof, shall deliver to LESSOR an instrument executed by Transferee binding the same to the terms and provisions of this lease and shall pay to LESSOR the amount by which the sum of rent, additional rent due to taxes, and all other money or consideration it received from a Transferee exceeds the sum of all monetary obligations which LESSEE owes to LESSOR for the period of such Transfer; or

     (2) terminating this lease and relieving LESSEE of all its future obligations hereunder. In the event that LESSOR decides to terminate this lease, it shall be free to enter into a new lease with the proposed new tenant or anyone else on whatever terms and conditions it chooses.

     Consent by LESSOR, whether express or implied, to any Transfer shall not constitute a waiver of LESSOR'S right to prohibit any subsequent Transfer; nor shall such consent be deemed a waiver of LESSOR'S right to terminate this lease upon any subsequent Transfer.

     As used herein, the term "assign" or "assignment" shall be deemed to include, without limitation: (a) any transfer of the LESSEE'S interest in the lease by operation of law, the merger or consolidation of the LESSEE with or into any other firm or corporation; or (b) the transfer or sale of a controlling interest in the LESSEE whether by sale of its capital stock or otherwise; provided, however, LESSEE shall be permitted to transfer the lease in the event of a transfer of a controlling ownership interest in LESSEE to another entity subject to the following: (1) LESSEE shall provide notice to LESSOR of the proposed transfer and include the name and address of Transferee at least thirty
(30) days prior to the effective date thereof and shall include documentation which shall evidence the creditworthiness of Transferee, including audited financials where available and evidence of the ability of Transferee to perform the obligations of LESSEE; (2) the LESSEE herein named shall not be relieved or released of its obligations hereunder as a result of any Transfer and the LESSEE herein named shall remain obligated hereunder notwithstanding any such Transfer;
(3) in the event of any assignment, the assignee shall assume all of the obligations of the LESSEE accruing on or after the date of such assignment by instrument directed to the LESSOR; (4) any Transferee shall continue to abide by all the terms and conditions of this lease to the extent applicable, and any sublease or other Transfer of less than all rights and interests of the LESSOR'S under this LESSOR'S shall be consistent with subject to and upon the terms and conditions of this LESSOR'S, where applicable; (5) any Transfer shall be subject to the approval of LESSOR'S institutional mortgage holders. LESSOR shall utilize LESSOR'S best efforts to obtain said approvals as may be necessary pursuant to this subparagraph (5).

     14. SUBORDINATION. This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, constituting a lien or liens on the property of which the Premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage. LESSOR shall use its best efforts to cause LESSOR'S mortgagee to execute a nondisturbance agreement for the benefit of LESSEE.

     15. LESSOR'S ACCESS. The LESSOR or agents of the LESSOR may at reasonable times with prior notice to LESSEE (except in the event of an emergency and except to the extent that LESSOR or LESSOR'S agent shall be required to read the water meter located on the Premises), enter to view the Premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the Premises to others, and at any time within three (3) months before the expiration of the term, may affix to any suitable part of the Premises a notice for letting or selling the Premises or property of which the Premises are a part and keep the same so affixed without hindrance or molestation.

     16. INDEMNIFICATION AND LIABILITY. The LESSEE will save LESSOR harmless, defend and will exonerate and indemnify LESSOR from and against any and all claims, liabilities or penalties:

     (i) on account of or based upon any injury to person, or loss of or damage to property sustained or occurring or emanating from the Premises on account of or based upon the act, omission, fault, negligence or misconduct of any person except LESSOR, its employees, agents and independent contractors;

     (ii) on account of or based upon any injury to person, or loss of or damage to property, sustained on or occurring elsewhere in or about the Building arising out of the use or occupancy of the Building or Premises by the LESSEE or by any person claiming by, through or under LESSEE, except where caused by the negligence, fault or misconduct of LESSOR, its employees, agents and independent contractors.

          and in addition to and not in limitation of either of the foregoing subdivisions (i) and (ii);

    (iii) on account of or based upon any work or thing whatsoever done on the Premises; except where caused by the negligence, fault or misconduct of LESSOR, its employees, agents or independent contractors.

          and, in respect of any of the foregoing, from and against all costs, expenses (including reasonable attorneys' fees), and liabilities incurred in or in connection with any such claim, or any action or proceedings; and in case any action or proceeding is brought against LESSOR by reason of any such claim, LESSEE upon notice from LESSOR shall at LESSEE'S expense resist or defend such action or proceeding and employ counsel reasonably satisfactory to LESSOR.

     17A. LESSEE'S LIABILITY INSURANCE.

     1. Personal Property. All merchandise, furniture, fixtures, inventory and personal property and the loss of use of personal property, merchandise, furniture, fixtures and inventory of the LESSEE shall be at the sole risk and responsibility of the LESSEE. LESSEE shall purchase and maintain insurance in an amount adequate to repair or replace its personal property and the tenant improvements and interior finish and build-out to the Premises.

     LESSEE is responsible for the replacement of any broken plate glass that is part of the Building covered by this lease.

     2. Comprehensive General Liability Insurance. LESSEE agrees to maintain, throughout the term of the lease, Comprehensive General Liability Insurance written on an occurrence basis. Such insurance shall include coverage for products/completed operations, personal injury, broad form property damage, host liquor, extended bodily injury and broad form contractual liability. The minimum limit of liability carried on such insurance shall be $1,000,000 combined single limit for each occurrence with any aggregate limit applying only to each of the following: products/completed operations, personal injury and contractual liability. However, if the policy contains a general policy aggregate or an aggregate which applies to coverages other than the aforementioned coverages, the LESSEE shall purchase minimum limits of $1,000,000 per occurrence/ $2,000,000 aggregate per location.

     3. Automobile Liability. LESSEE agrees to maintain automobile liability insurance for owned, nonowned and hired vehicles. The minimum limit of liability carried on such insurance shall be ($1,000,000.00) each accident, combined single limit for bodily injury and property damage.

     4. Workers' Compensation. LESSEE agrees to maintain workers' compensation insurance providing statutory limits including employer's liability insurance with current limits of $100,000.00 for each additional injury and, with respect to bodily injury by disease, $100,000.00 each employee and $500,000.00 per policy year.

     5. Umbrella Liability. LESSEE agrees to maintain umbrella liability coverage with limits of $2,000,000.00 per occurrence. Umbrella coverage is to apply excess of the comprehensive general liability/automobile liability and employers liability coverages mentioned in sections 2, 3 and 4 above.

     All insurance policies required in paragraphs 2, 3 and 5 above shall designate the LESSOR as an additional insured. LESSEE agrees that the insurance coverages required under sections number 1 through number 5 above shall be written by a company or companies authorized to do business in the Commonwealth of Massachusetts with an A.M. Best's rating of "A," VIII or better.

     LESSEE agrees to furnish the LESSOR with Certificates of Insurance prior to the beginning of the term of the lease. Renewal Certificates of Insurance shall be delivered to the LESSOR at least fifteen (15) days in advance of each renewal date. Such certificates shall state that in the event of cancellation or material change written notification shall be given to the LESSOR at least thirty (30) days in advance of such cancellation or material change. However, if LESSEE, having used all reasonable efforts is unable to have such certificate so state, then at least such certificate shall state that in the event of such cancellation or material change in coverage, the insurer shall endeavor to mail written notice thereof to the LESSOR at least ten
(10) days prior to such cancellation or material change, and in such event LESSEE shall promptly notify LESSOR of any such cancellation or change upon receipt by LESSEE of written notice from the insurer thereof.

     17B. LESSOR'S COVERAGE - LESSOR shall maintain the same or similar hazard and liability insurance coverages as in effect at the execution of the lease, subject to reasonable market adjustments.

     18. EMINENT DOMAIN AND DEMOLITION - If the Premises or any part thereof or the whole or any part of the Building are taken for any street or other public use, by action of the City or other authorities, or if the LESSOR or the LESSEE are entitled to or receive any direct or consequential damages by reason of anything lawfully done in pursuance of any public authority, or if LESSOR voluntarily elects to demolish the Building or any part of the Building, except as a consequence of fire or other casualty damage, then this lease and the term shall terminate at the election of the LESSOR. LESSOR may elect so to terminate this lease even if the entire interest of the LESSOR is divested by such a taking. If, as a result of a taking or damage to or destruction of the Premises, the Premises or any part thereof are rendered unfit for use and occupation, the rent shall be abated proportionately according to the nature and extent of the injury sustained by the Premises until the Premises or, in the case of a taking, what may remain thereof, shall have been put in proper condition.

     Except for the LESSOR'S election voluntarily to demolish the Premises or Building, any election to terminate shall be made by LESSOR not later than thirty (30) days after LESSOR receives notice of such taking or action or the occurrence of such damage. The LESSOR reserves and excepts from this lease all rights to damages resulting from the taking for public use of the Premises or any portion thereof, or right appurtenant thereto, or privilege or easement in, through, or over the same, and by way of confirmation of the foregoing, the LESSEE hereby grants all rights to such damages previously accrued or accruing during the term to the LESSOR, to have and to hold for the LESSOR forever. Solely, in the case of LESSOR'S election voluntarily to demolish the Premises or Building as stated above in this Article, LESSOR must give LESSEE at least one
(1) year prior termination notice, after which this lease shall terminate and be of no further recourse to either party except as to rights and obligations incurred prior to the termination date.

     19. FIRE AND OTHER DAMAGE; SUBROGATION.

     A. Fire and Other Damage - If the Building or any part thereof is partially damaged by fire or other casualty, the damage thereto (except for damage to the Premises' interior finish and build-out and to LESSEE'S fixtures, property and equipment, for which LESSEE shall be responsible) shall be restored by and at the expense of LESSOR, and until such restoration shall be made, if the Premises are rendered substantially unfit for its use and purpose, the rent and other charges shall be subject to an abatement to the extent fair and equitable, except if such casualty was a result of the willful fault or negligence of LESSEE, in which event there shall be no abatement of rent. Such restoration shall be made promptly by LESSOR subject to delay which may arise by reason of adjustment of insurance, and for reasonable delay on account of "labor troubles" or any other cause beyond LESSOR'S control. LESSOR shall not be liable for any inconvenience or annoyance to LESSEE or for injury to the business of LESSEE.

     If the Building or the Premises is substantially damaged or rendered substantially untenantable by fire or other casualty, the rent and other charges shall be subject to an abatement to the extent fair and equitable as of the date of the fire or casualty, and continuing until LESSOR completes its restoration obligations hereunder or until the term expires hereunder, except if such casualty was a result of the willful fault or negligence of LESSEE, in which event there shall be no abatement of rent, and the LESSOR shall promptly restore the same (excluding LESSEE'S interior finish and build-out and LESSEE'S fixtures, property, and equipment), unless LESSOR decides not to restore, in which event the LESSOR may, within sixty (60) days, after such fire or other cause, give LESSEE a notice in writing of such decision and thereupon the term shall expire upon the thirtieth (30th) day after such notice is given, and the LESSEE shall vacate the Premises and surrender the same to the LESSOR. If the Building (excluding Tenant Improvements and LESSEE'S fixtures, property and equipment) is not in fact restored by LESSOR within eight months after the fire or other casualty, the LESSEE may terminate this lease by written notice to LESSOR within thirty (30) days after the end of the said eight month-period.

     The provisions of this Article 19 shall govern in the case of damage or destruction of the Building or any part thereof and restoration thereof due to a fire or casualty notwithstanding any inconsistent provisions of this lease.

     Notwithstanding anything to the contrary contained in this Article, the provisions hereof shall be subject and subordinate to the rights of institutions holding mortgages on the Building, including the rights contained in any of LESSOR'S mortgage financing documents affecting the Building.

     B. Waiver of Subrogation - LESSOR and LESSEE hereby release each other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any of the extended coverage or supplementary contract casualties, even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, provided, however, that this release shall be applicable and in force and effect only to the extent permitted by law and only with respect to loss or damage occurring during such time as such release does not adversely affect releasor's insurance policies or prejudice the right of the releasor to recover thereunder. LESSOR and LESSEE each agree that it will request its insurance carriers to include in its policies, whether or not such policies are required hereunder, a clause or endorsement to the effect that any such release shall not adversely affect said policies or prejudice the right of releasor to recover thereunder. If extra cost shall be charged, each party will bear the amount of its extra cost. In any of LESSEE'S insurance policy with respect to the Premises which do not contain or which do not allow a waiver of subrogation rights, LESSEE shall have LESSOR designated as one of the insured, and LESSEE hereby agrees to defend, indemnify and hold LESSOR harmless from any liability, loss, damage or causes of action to which LESSOR is subject due to or resulting from LESSEE'S failure to either maintain insurance with waiver of subrogation rights or alternatively designate LESSOR as one of the insured.

     20. DEFAULT AND BANKRUPTCY. In the event that:

     (a) The LESSEE shall default in the payment of any installment of rent or other sum herein specified and such default shall continue for ten
          (10) days after written notice thereof; or

     (b) The LESSEE shall default in the observance or performance of any other of the LESSEE'S covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof or, if such default shall reasonably require longer than thirty (30) days to cure, shall not within said period commence and diligently proceed to cure such default; or

     (c) The LESSEE shall be declared bankrupt according to law, or, if any assignment shall be made of LESSEE'S property for the benefit of creditors, then the LESSOR shall have the right thereafter, while such default continues to declare the term of this lease ended,

          The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE'S part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including, but not limited to, reasonable attorneys' fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred with interest at the rate of 18% per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

     21. NOTICE. Any notice from the LESSOR to the LESSEE relating to the Premises or to the occupancy thereof shall be deemed duly served if left at the Premises addressed to the LESSEE, or if mailed to the Premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the Premises or to the occupancy thereof shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent shall be paid and notices shall be sent to the LESSOR at 39 Brighton Avenue, Boston, Massachusetts 02134.

     22. SURRENDER. The LESSEE shall at the expiration or other termination of this lease remove all LESSEE'S goods and effects from the Premises (including, without hereby limiting the generality of the foregoing, all trash and all signs and lettering affixed or painted by the LESSEE, either inside or outside the Premises). LESSEE shall deliver to the LESSOR the Premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the Premises, in good condition, reasonable wear and tear excepted and damage by fire or other casualty excepted. If the lease terminates by acceleration or expiration of time and LESSEE does not surrender the Premises and remove his effects from the Premises, and LESSOR obtains an order of eviction from a court, then LESSOR may enter the Premises for the purpose of removing LESSEE'S goods and effects, without prejudice to any other remedies, and LESSOR may remove and store such goods and effects at LESSEE'S expense, LESSEE hereby granting LESSOR an irrevocable power of attorney to accomplish the same.

     23. BROKERAGE. LESSOR and LESSEE each warrant and represent that it has not negotiated with any broker in connection with this lease and each party agrees to indemnify and hold the other party harmless if such warranty or representation shall be deemed untrue.

     24. HOLDOVER. If the LESSEE remains on the Premises beyond the expiration date, and, if applicable, any option period, such holding over shall not be deemed to create any tenancy at will, but the LESSEE shall be a tenant at sufferance only, at a daily rate equal to two (2) times the rent and other charges for the last year under this lease. However, all other conditions of this lease to be performed by LESSEE shall continue in force.

     25. LIABILITY. LESSEE hereby agrees that any judgment, decree or award obtaining against the LESSOR which is related to this lease, the Premises or the LESSEE'S use or occupancy of the Premises or the building, whether at law or in equity, shall be satisfied out of the LESSOR'S equity in the land and building, and further agrees to look only to such assets and to no other assets of the LESSOR for satisfaction. LESSOR'S liability for maintenance and repair shall always be limited to the cost of making such repair or accomplishing such maintenance or repair. In no event shall LESSOR be liable for consequential or any indirect damages.

     26. NONWAIVER PROVISION. No acceptance by LESSOR of a lesser sum than the rent, additional rent or any other charge then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, nor shall any endorsement or statement on any check or any charge be deemed an accord and satisfaction, and LESSOR may accept such check or payment without prejudice to LESSOR'S right to recover the balance of such installment or pursue any other remedy provided in this lease.

     27. LESSOR'S RULES AND REGULATIONS. LESSEE shall abide by any reasonable rules and regulations as the LESSOR may make from time to time, applicable to all lessees of the Building and uniformly enforced. The LESSOR, however, may change said rules or waive any or all of said rules in the case of any one or more lessees. Nor shall the LESSOR be responsible to the LESSEE, or to the LESSEE'S agents, employees, servants, licensees, invitees, or visitors, for failure to enforce any of the rules and regulations or for the nonobservance or violation of any of said rules and regulations by any other LESSEE or by any other person, or the nonobservance or violation of or failure to enforce or to perform the provisions of any other lease of any part of the Building. Notwithstanding the foregoing, however, LESSOR shall use its best efforts to apply the rules and regulations to all lessees with reasonable uniformity in conformity with their tenancies.

     28. NO OFFER TO LEASE. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises. This document shall become effective and binding only upon the execution and delivery hereof by LESSOR and by LESSEE, and until such execution and delivery, LESSOR shall not in any way be bound to enter into a lease with LESSEE for the Premises.

     29. PARTIAL INVALIDITY. The invalidity of one or more phrases, sentences, clauses or articles shall not affect the remaining portions of this lease, and if any part of this lease should be declared invalid by the final order, decree or judgment of a court of competent jurisdiction, this lease shall be construed as if such invalid phrases, sentences, clauses or articles had not been inserted.

     30. This lease sets forth the entire agreement between the parties and cannot be modified or amended except in writing duly executed by the respective parties.

     31. NO RECORDING. This lease shall not be recorded.

     32. HOLIDAYS. The building of which the premises are a part will be closed on all holidays as determined by the Federal Government. LESSEE can access the building on holidays; however, LESSEE is not guaranteed building services on these days.

     33. AUTHORITY TO EXECUTE. The parties hereto each agree and represent to the other that the signatories hereof have the authority to execute and bind each of the named LESSOR and LESSEE respectively to the terms and covenants of the lease.

     34. QUIET ENJOYMENT. Upon LESSEE'S observing and performing all of the terms, covenants and conditions in this lease, LESSEE shall peaceably and quietly have and hold the Premises, without hindrance or molestation by any person or persons lawfully claiming by, through or under LESSOR, subject to the terms of this lease.

     35. ADDENDA. The addenda attached hereto numbered 1 through 5 and Exhibit A are incorporated herein by reference.

     IN WITNESS WHEREOF, the said parties hereunto set their hands and seals this 14th day of July, 1992.

     LESSOR: SALLY A. STARR AND LISA A. BROWN AS TRUSTEES OF D STREET 451 REAL ESTATE TRUST FOR THE BENEFIT OF D STREET LIMITED PARTNERSHIP

               BY:/s/ Sally A. Starr
                  ----------------------------------------------
                  Sally A. Starr as Trustee and Not Individually

               BY:/s/ Lisa A. Brown
                  ----------------------------------------------
                  Lisa A. Brown as Trustee and Not Individually

     ADDRESS:  39 Brighton Avenue
               Boston, MA 02134

     LESSEE:   MASTER MOTION PICTURE CO., INC.

               BY:/s/ Les W. Brewer
                  ----------------------------------------------
                  Les W. Brewer II, President

     ADDRESS:  451 D Street
               Boston, MA 02110

ADDENDUM #1:  RULES AND REGULATIONS
-----------------------------------

     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any lessee or used for any purpose other than for ingress to and egress from the Premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by LESSOR. There shall not be used in any space, or in the public hall of the building, either by a lessee or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If the Premises are situate on the ground floor of the Building, lessee thereof shall further, at lessee's expense, keep the sidewalks and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the lessee who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No lessee shall sweep or throw or permit to be swept or thrown from the Premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the Building, and lessee shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to LESSOR or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other lessees or those having business therein, nor shall any animals or birds be kept in or about the Building. Smoking or carrying lighted cigars or cigarettes in the elevators of the Building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of LESSOR.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any lessee on any part of the outside of the Premises or the Building or on the inside of the Premises if the same is visible from the outside of the Premises without the prior written consent of LESSOR, except that the name of lessee may appear on the entrance door of the Premises. In the event of the violation of the foregoing by any lease, LESSOR may remove same without any liability, and may charge the expense incurred by such removal to lessee or lessees violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each lessee by LESSOR at the expense of such lessee, and shall be of a size and color and style acceptable to LESSOR.

     6. Except with prior written consent of LESSOR, which consent shall not be unreasonably withheld or delayed, and as LESSOR may direct, no lessee shall mark, paint, drill into, or in any way deface any part of the Premises or the Building of which they form a part or cut or string wires, lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the Premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water; the use of cement or other similar adhesive material being expressly prohibited.

     7. Except with the prior written consent of LESSOR, which consent shall not be unreasonably withheld or delayed, no additional locks or bolts of any kind shall be placed upon any of the doors or windows by any lessee, nor shall any changes be made in existing locks or mechanism thereof. If requested, LESSEE shall provide lessor with a copy of a key for all new locks or bolts. Each lessee shall, upon the termination of his tenancy, restore to LESSOR all keys either furnished to or otherwise procured by, such LESSEE. In the event of the loss of any keys furnished to LESSEE, LESSEE shall pay to LESSOR the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the Premises only on the freight elevators and through the service entrances and corridors or in an alternative way approved by LESSOR and only during hours and in a manner approved by LESSOR.

     9. Canvassing, soliciting and peddling in the Building is prohibited and each lessee shall cooperate to prevent the same.

     10. LESSOR shall have the right to prohibit any advertising by any lessee which, in LESSOR'S opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from LESSOR, lessee shall refrain from or discontinue such advertising.

     11. Except as provided below in this rules/regulations number eleven (11) and except for those items necessary for the cleaning and maintenance of LESSEE'S business, including office supplies, which shall be properly stored to minimize the risk of fire and explosion, LESSEE shall not bring or permit to be brought or kept in or on the Premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other process, or any unusual or other objectionable odors to permeate in or emanate from the Premises.

          A. The LESSOR agrees that the LESSEE may use and store within the Premises certain chemical substances for developing film, provided, however that the LESSEE faithfully and strictly complies with each and every one of the following conditions:

          1. The LESSEE shall promptly provide to the LESSOR a complete and comprehensive written listing of all such chemical substances which the LESSEE shall use and store in the Premises;

          2. The LESSEE shall not use, nor store, nor permit the use or storage of any such chemical substance in or about the Building, except in the Premises;

          3. The LESSEE shall promptly provide the LESSOR with written notice of any and all additions and/or changes in said complete and comprehensive listing of such chemical substances throughout the term of this lease and any and all extensions thereof;

          4. The LESSEE represents and warrants to the LESSOR that each such chemical substance so used and/or stored will not be inflammable, combustible, and/or explosive;

          5. The LESSEE shall at all times comply with all federal, state, local and manufacturer's fire, safety, storage, disclosure, disposal and use regulations, statutes and instructions for any and all such chemical substances;

          6. The LESSEE shall indemnify and save the LESSOR harmless from any and all losses and damage occasioned by the use and/or storage of any and all such chemical substances;

          7. In disposing of all such chemical substances, the LESSEE shall cause each such chemical substance to be drained through a limestone filtration system, or similar state-of-the-art system consistent with LESSEE'S use, which system will be chosen by the LESSOR, but purchased, installed and maintained solely at the LESSEE'S expense;

          8.   The LESSEE'S  maintenance  of said  limestone  filtration  system
          shall  include,   without  limitation,   the  monthly  replacement  of
          limestone;

          9. The LESSEE shall, at all times, carry appropriate liability insurance, at the LESSEE'S sole expense, covering the Premises and the Building against all claims, losses and damage occasioned by the use and/or storage of such chemical substances;

          10. If the LESSOR determines that the LESSEE is not complying with one or more of the above set forth conditions, the LESSOR shall cause the LESSEE to receive written notice thereof (delivery of the same to the Premises shall be deemed receipt by the LESSEE), and the failure by the LESSEE to completely correct such noncompliance within fifteen (15) calendar days shall be deemed a default by the LESSEE which shall entitle the LESSOR to proceed to recover possession of the Premises without the necessity of serving further notice to the LESSEE.

          B. The LESSOR agrees that the LESSEE may use and/or store within the Premises limited quantities of certain chemical substances for the removal of paint, provided, however, that the LESSEE shall comply with each of the conditions set forth in part A above, and provided further, that the LESSEE shall at all times cause said chemical substances for the removal of paint to be stored in one or more fireproof containers, which containers must have been approved in writing by the LESSOR.

ADDENDUM #2:  PARKING
---------------------

LESSEE shall have the right  during the term of this lease to park  thirty-seven
(37) insured passenger motor vehicles only in the parking area adjacent to 68 Fargo Street as specified by LESSOR, at all times day and night at no cost to LESSEE. Five (5) of the thirty-seven (37) spaces shall be assigned to LESSEE for LESSEE'S use and shall be designated as such on Exhibit C attached hereto. LESSOR reserves the right to relocate such spaces to comparable location. LESSEE shall be solely responsible for the removal of unauthorized vehicles from said spaces; provided, however, LESSEE shall notify LESSOR prior to removal of any vehicle displaying the appropriate designation which then currently permits the right to park in the lot. Parking shall be completely at LESSEE'S sole risk, and LESSOR shall not be responsible for any injury or property damage related to such parking or the vehicles. Moreover, LESSEE shall remove said vehicles temporarily at LESSOR'S request for snow plowing purposes and other maintenance purposes and if the vehicles are present during snow plowing activities, irrespective of whether LESSOR has notified LESSEE of the same, LESSOR shall have the right to plow near the vehicles, and LESSOR shall not be required to remove the plowed snow at or around the vehicles. LESSEE and LESSEE'S designated employees, agents or servants shall at all times material display any appropriate designation as shall be required by LESSOR permitting LESSEE to utilize said parking facility. LESSEE shall execute any additional reasonable documents consistent with the purpose hereof to accomplish LESSEE'S rights hereunder, and such documentation shall by reference be incorporated into the lease.

The LESSEE acknowledges that the parking privilege herein shall be adjusted based upon the ratio of one space per 1,000 square feet occupied in the event the Premises square footage shall be adjusted during the term. In the event LESSEE shall seek to add additional parking, any additional spaces shall be at the market rent then in effect at the time of leasing; provided, however, nothing contained herein shall extend to LESSEE the right to additional spaces.

ADDENDUM #3:  OPTION TO EXTEND AT MARKET WITH APPRAISALS
--------------------------------------------------------

LESSEE, having at all times faithfully performed all of the terms and conditions of this lease and, not being in default, shall have the option to renew this lease under the same terms and conditions of this lease except for rent, adjustments to rent, tax clause and, except for this option for one, five (5) year term, provided LESSEE complies with the provisions stated below:

     A. Upon LESSOR'S receipt of written notice on or before six (6) months prior to the Expiration Date from LESSEE that LESSEE is exercising its extension option, LESSOR will within thirty (30) days notify LESSEE of the proposed Base Rent, Adjusted Rent and Additional rent due to Taxes and Trash for the extension term.

     B. Within thirty (30) days after receipt of LESSOR'S proposed terms, LESSEE will notify LESSOR either of its acceptance of the proposed terms, or of its rejection of the proposed terms. LESSOR'S failure to receive LESSEE'S written notice within the prescribed period shall be deemed a rejection of LESSOR'S proposed terms.

     C. If LESSEE rejects LESSOR'S proposed Base Rent for the extension term, LESSOR and LESSEE shall attempt to fix a new Base Rent by agreement. In the event that LESSOR and LESSEE do not agree within the period ending thirty
     (30) days after LESSOR'S receipt of LESSEE'S rejection of LESSOR'S proposed terms, the Base Rent shall be fixed according to the following procedure:
     LESSEE and LESSOR shall each select an independent appraiser and the appraisers selected by LESSEE and LESSOR shall mutually agree upon a third appraiser.

     The three appraisers shall independently estimate the fair market rental value of the Premises without interior partitioning and other interior improvements and submit their three estimates to LESSOR and LESSEE. In case of disagreement among the three appraiser's estimates, the three (3) estimates shall be averaged, and the resulting average shall be the Base Rent for the renewal term.

     Fees and costs incurred in connection with these appraisals shall be split equally between LESSOR and LESSEE.

ADDENDUM #4:  HAZARDOUS SUBSTANCES
----------------------------------

As used herein, the following definitions shall apply:

1. "Hazardous Substance" means any substance, waste or material which is deemed hazardous, toxic, a pollutant or contaminant under any federal, state or local statute, law, ordinance, rule, regulation, or judicial or administrative order or decision, now or hereafter in effect.

2. "Hazardous Substance on the Premises" means any hazardous substance present in, on, near or emanating from the Premises or at the surface or below the surface thereof. As used in this Addendum, the term "Premises" includes, in addition to the leased Premises, the building(s) and grounds of which it is a part.

3. "Applicable Law" shall mean all federal, state and local statutes, laws, ordinances, rules and regulations and judicial and administrative orders, rulings and decisions that are applicable now or in future to the Premises or any portion thereof or to any activity which shall take place thereon.

LESSEE shall not generate, store, release, dispose of or otherwise handle any Hazardous Substance on the Premises; moreover, LESSEE shall not take any action, conduct any activity or fail to take any action which causes, contributes, or is likely to cause or contribute to, a threat of release of any Hazardous Substance on the Premises.

LESSEE furthermore shall not install or cause to be installed any chemical, oil or gasoline storage tank(s) on, under or around the Premises, and it shall not install or cause to be installed on, around or under the Premises any transformers or other equipment which contain PCBs or other Hazardous Substances. LESSOR warrants that LESSOR has not knowingly installed or caused to be installed any Hazardous Substances on the Premises from and after the date LESSOR took title to the Premises.

LESSEE shall defend, indemnify and hold harmless LESSOR and any mortgagee of the Demised Premises from and against any and all liability, loss, suits, claims, actions, causes of action, proceedings, demands, costs, penalties, fines and expenses, including without limitation attorneys' fees, consultants' fees, and cleanup costs, resulting from the presence of, release of, or threat of release of, any Hazardous Substance on the Premises, arising from the action or inaction of LESSEE, its employees, invitees, contractors and agents, or arising out of the generation, storage, treatment, handling, transportation, disposal or release (or threat of release) by LESSEE, its employees, invitees, contractors and agents of any Hazardous Substance at or near the Premises, or arising out of any violation(s) by the same of the Applicable Law regarding Hazardous Substances.

LESSEE shall remove, clean up and remedy any Hazardous Substance on the Premises, or any threat or release of Hazardous Substance on the Premises to the extent required by Applicable Law, provided that the presence or threat of release of such Hazardous Substance resulted from the action or inaction of LESSEE, its employees, contractors or agents, and LESSEE shall be obligated to continue to pay Base Rental, Additional Rents and other sums due under the lease until such removal, clean up or remedy is completed in accordance with Applicable Laws, whether or not the term of this lease shall terminate or expire. LESSEE hereby grants LESSOR the right to inspect the Premises throughout the term of this lease, to determine that LESSEE is in compliance with Applicable Laws and LESSEE agrees to provide LESSOR with all information necessary to ascertain that LESSEE is in compliance with Applicable Laws.

LESSEE shall comply with all provisions of Massachusetts General Laws Chapter 21E, the Massachusetts Oil and Hazardous Material Release Prevention Act (the "Act"), and in that regard shall comply with all "operator" obligations therein, including the reporting and requirements of Section 7 thereof.

Any release or threat of release of any Hazardous Substance on the Premises arising from the action or inaction of LESSEE, its employees, invitees, contractors, or agents, any breach by LESSEE of its obligations under this Addendum, or any violation by LESSEE of the provisions of the Act shall constitute a default by LESSEE under the lease. In the event of such a default, notwithstanding the provisions of Paragraph 20, LESSOR shall have the additional right, but not the obligation, to take any action or perform any act required by this Addendum of the LESSEE to such extent and in such manner as LESSOR deems appropriate, including paying necessary costs, fees and attorneys' fees. The making of any such payment or the performing of any such act by the LESSOR shall not waive or release the LESSEE from it obligations and agreements hereunder. All amount so paid by LESSOR shall be immediately due and payable by LESSEE to LESSOR on demand, as additional, rent with interest thereon at three percent over the prime rate of interest announced from time to time by the First National Bank of Boston.

LESSOR, in addition and not in limitation of its rights in the preceding paragraph, shall have the right to enforce LESSEE'S obligations under this Addendum by taking legal action seeking among other things, injunctive relief.

ADDENDUM #5: RIGHTS AND OBLIGATIONS OF LESSOR AND LESSEE
--------------------------------------------------------
REGARDING SEVENTH FLOOR REAR SPACE AS DEFINED HEREIN
----------------------------------------------------

LESSOR and LESSEE acknowledge and agree that a portion of the seventh (7th) floor as delineated on Exhibit A as Space A is currently utilized by LESSEE and that such Space A shall be surrendered to LESSOR. LESSEE shall surrender Space A to LESSOR within two (2) weeks of execution of this lease, and LESSEE shall thereafter have no right to utilized the Space A for any purpose. LESSOR and LESSEE shall physically delineate Space A in the Building in a manner mutually agreed to by the parties.

Upon request of lessor and within ninety (90) days thereof, LESSEE shall construct at LESSEE'S expense a demising wall delineating the front portion of the Premises, and such demising wall shall be constructed to Column line 23 as defined on Exhibit A. In constructing such demising wall, LESSEE shall be obligated to construct the same utilizing construction materials and finish work which is consistent with the demising wall currently existing in such area. Prior to the commencement of any work, LESSEE shall deliver to LESSOR any and all plans for LESSOR'S approval, which approval shall not be unreasonably withheld or delayed. Any and all plans shall be designed such that the bathrooms currently identified on Exhibit A as number 3 and number 4 shall be delineated as Common Area and the egress identified therein shall be preserved as Common Area, and no walls shall be constructed so as to impede or otherwise block access to such egress. LESSOR and LESSEE acknowledge that there shall be no adjustment to the Premises square footage or to the rent payable to LESSOR relating to the within constructions.

Prior to the construction of the demising wall, LESSEE shall permit access through the Premises to Space A by LESSOR at reasonable times as required by LESSOR, and LESSEE shall not unreasonably deny access thereto. In the event LESSEE shall fail to construct the demising wall required herein, LESSOR shall undertake to accomplish the same, and LESSEE shall reimburse to LESSOR the cost thereof as additional rent.

                               AMENDMENT TO LEASE
                               ------------------

     WHEREAS, Sally A. Starr and Lisa A. Brown, as Trustees of D Street 451 Real Estate Trust for the benefit of D Street 451 Limited Partnership, is the lessor (the "LESSOR") and Master Motion Picture Co., Inc., is the lessee (the "LESSEE") under a lease agreement (the "Lease") dated July 14, 1992, whereby Lessee has leased approximately 37,569 square feet of rentable seventh (7th) floor space comprised of approximately (i) 24,842 square feet of space on the D Street side, and (ii) 12,727 rentable square feet on the E Street side, of the building at 451 D Street, Boston, Massachusetts (the "Premises"); and

     WHEREAS, LESSEE desires to continue to operate its business at the Premises; and

     WHEREAS, as of the date hereof LESSEE owes to LESSOR the following arrearages under the lease: (i) arrearages for water and sewer usage (the "Water and Sewer Arrearages") due pursuant to Section 7 of this lease in the total amount of $16,446.44; (ii) arrearages for additional rent due pursuant to
Section 6D of the lease, in the total amount of $35,000.00 (the "Additional Rent Arrearages"), and (iii) arrearages for Base Rent due under the lease in the total amount of $6,184.04 (the "Base Rent Arrearages"); and

     WHEREAS, the parties have agreed to a plan, as stated herein, for the payment by LESSEE of LESSEE'S Water and Sewer Arrearages, Additional Rent Arrearages and Base Rent Arrearages; and

     WHEREAS, the parties hereto have agreed that LESSOR shall from and after May 1, 1993, bill LESSEE on a monthly basis for its water and sewer usage at the Premises.

     NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is mutually acknowledged by the LESSOR and the LESSEE, the parties hereby AGREE, effective May 1, 1993, as follows:

     1. Section 5 of the lease, entitled "Security Deposit" is deleted in its entirety. Notwithstanding anything in the lease to the contrary, LESSOR shall draw upon LESSEE'S entire security deposit in the amount of $15,602.00, which amount shall be applied toward LESSEE'S Water and Sewer Arrearages of $16,446.44. The remainder of the Water and Sewer Arrearages, namely $588.44, shall be paid to LESSOR by LESSEE upon execution of this Amendment by LESSEE as additional rent under the lease.

     2. Section 6D of the lease is deleted in its entirety and in place thereof is substituted the following new Section 6D:

          D. LESSEE shall pay to LESSOR as additional rent as further consideration hereof, the Additional Rent arrearages, in the total amount of $35,000.00. Commencing on May 1, 1993 and on the first day of each of the succeeding twenty-three (23) months, through and including April 1,

               1995, LESSEE shall pay to LESSOR the sum of $1,458.33, all in the same manner in which Base Rent is payable hereunder.

     3. Section 7 of the lease is hereby amended by deleting from the second sentence of the second paragraph of Section 7, (i) the word "quarterly," and (ii) the phrase, "thirty (30) days," and substituting in place thereof the word "monthly" and the phrase, "ten (10) days," respectively, with the effect that LESSOR shall pay on a monthly basis, within ten (10) days or receipt of a statement from LESSOR for its water and sewer usage at the Premises.

     4. The parties hereto agree that, as of April 30, 1992, LESSEE owes to LESSOR the Base Rent Arrearages in the total amount of $6,184.04. LESSEE agrees that LESSEE shall pay such Base Rent Arrearages to LESSOR in two equal payments of $3,092.02, due on May 1, 1993 and June 1, 1993, as additional rent due under the lease.

     5.   In all other respects, the lease shall remain the same.

Executed under seal this 28th day of April, 1993.

LESSOR: SALLY A. STARR AND LISA A. BROWN, AS TRUSTEES OF D STREET 451 REAL ESTATE TRUST


          BY:/s/ Sally A. Starr
             -----------------------------------
             SALLY A. STARR, AS TRUSTEE


          BY:/s/ Lisa A. Brown
             -----------------------------------
             LISA A. BROWN, AS TRUSTEE


LESSEE:   MASTER MOTION PICTURE CO., INC.



          BY:/s/ Les W. Brewer
             -----------------------------------
             PRESIDENT

                            SECOND AMENDMENT TO LEASE
                            -------------------------

Reference is made to a Lease dated July 14, 1992 and an Amendment to Lease (the "First Amendment") dated April 28, 1993 (collectively, the "Lease") between Sally A. Starr and Lisa A. Brown, as Trustees of D Street 451 Real Estate Trust for the benefit of D Street 451 Limited Partnership, as lessor (hereinafter the "LESSOR"), and Boris Image Group, Inc. f/k/a Master Motion Picture Company, Inc., as lessee (hereinafter the "LESSEE") whereby LESSEE has leased the premises (the "Premises") consisting of approximately 37,569 square feet of rentable seventh (7th) floor space at the building (the Building") located at 451 D Street in Boston, Massachusetts, which Premises are comprised of approximately (i) 24,842 rentable square feet of space on the D Street side of the Building, and (ii) 12,727 rentable square feet of space on the E Street side of the Building.

     WHEREAS, the LESSEE desires to continue to conduct business at the Premises; and

     WHEREAS, by letter dated March 17, 1995, the LESSOR notified LESSEE that LESSEE owed to LESSOR arrearages totaling $90,578.09 under the Lease; and

     WHEREAS, the parties hereto have negotiated a settlement regarding the Arrearages.

     NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is mutually acknowledged by the LESSOR and LESSEE, the parties hereby AGREE as follows:

     1. By letter dated March 17, 1995, the LESSOR notified LESSEE that LESSEE owed to LESSOR, as of March 1, 1995, arrearages (the "Arrearages") totaling $90,578.09 for water and sewer usage pursuant to Section 7 of the Lease, additional rent pursuant to Section 6D of the Lease, Base Rent pursuant to Section 4, Taxes pursuant to Section 6A of the Lease and Parking pursuant to Addendum #2 of the Lease. The LESSEE believes that its Arrearages under the Lease total $56,625.90, and not $90,578.09, and in furtherance thereof, have paid to LESSOR the sum of $20,352.26 on March 10, 1995 and $36,273.64 on March 21, 1995. In
          order to resolve this dispute, LESSOR has agreed to accept such payments totaling $56,624 as full settlement of LESSEE'S Arrearages.

     2.   Section 6D of the Lease is hereby deleted in its entirety.

     3.   In all other respects, the Lease shall remain the same.

LESSOR:   D STREET 451 REAL ESTATE TRUST


BY:/s/ Sally A. Starr                        BY:/s/ Lisa A. Brown
   --------------------------------------       -------------------------------
   Sally A. Starr, as Trustee and not           Lisa A. Brown, as Trustee and
   individually                                 not individually

LESSEE:   BORIS IMAGE GROUP, INC. (formerly known as
          Master Motion Picture Co., Inc.)



BY:/s/ Les W. Brewer
   -----------------------------------

   Its President